[Borrower]

                                POWER OF ATTORNEY

     This  Power  of  Attorney  is  executed  and  delivered  by CROCHET & BOREL
SERVICES, INC. ("Credit Party"), to NEW STREAM COMMERCIAL FINANCE, LLC (hereinafter referred to as "Attorney"), as Lender, under a Loan and Security Agreement dated as even date herewith (the "Agreement"; capitalized terms are used herein as defined in the Agreement) between CROCHET & BOREL SERVICES, INC. and Attorney. No person to whom this Power of Attorney is presented, as authority for Attorney to take any action or actions contemplated hereby, shall inquire into or seek confirmation from Credit Party as to the authority of Attorney to take any action described below, or as to the existence of or fulfillment of any condition to this Power of Attorney, which is intended to grant to Attorney unconditionally the authority to take and perform the actions contemplated herein, and Credit Party irrevocably waives any right to commence any suit or action, in law or equity, against any person or entity which acts in reliance upon or acknowledges the authority granted under this Power of Attorney. The power of attorney granted hereby is coupled with an interest, and may not be revoked or canceled by Credit Party without Attorney's written consent upon payment in full of all Obligations due to Attorney under the Loan Documents.

     Credit Party hereby irrevocably constitutes and appoints Attorney (and all officers, employees or agents designated by Attorney), with full power of substitution, as Credit Party's true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Credit Party and in the name of Credit Party or in its own name, from time to time in Attorney's discretion, to take, to the extent permitted under the Loan Documents, any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of the Loan Documents and, without limiting the generality of the foregoing, Credit Party hereby grants to Attorney the power and right, on behalf of Credit Party, without notice to or assent by Credit Party, and at any time, to do the following: (a) change the address for delivery of mail, open mail for Credit Party, and ask, demand, collect, give acquittances and receipts for, take possession of, endorse and receive payment of, any checks, drafts, notes, acceptances, or other instruments for the payment of moneys due, and sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, and notices in connection with any property of Credit Party; (b) continue or obtain any insurance and pay all or any part of the premiums therefor and costs thereof, and make, settle and adjust all claims under such policies of insurance, and make all determinations and decisions with respect to such policies; (c) pay or discharge any taxes, liens, security interests, or other encumbrances levied or placed on or threatened against Credit Party or its property; (d) defend any suit, action or proceeding brought against Credit Party if Credit Party does not defend such suit, action or proceeding or if Attorney believes that Credit Party is not diligently pursuing such defense in a manner that will maximize the recovery to Attorney, and settle, compromise or adjust any suit, action, or proceeding described above and, in connection therewith, give such discharges or releases as Attorney may deem appropriate; (e) file or prosecute any claim, litigation, suit or proceeding in any court of competent jurisdiction or before any arbitrator, or take any other action otherwise deemed appropriate by Attorney for the purpose of collecting any and all such moneys due to Credit Party whenever payable and to enforce any other right in respect of Credit Party's


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property;  (f)  sell,  transfer,  pledge,  compromise  payment or make any other agreement with respect to, or otherwise deal with any Collateral, and execute, in connection with such sale or action, any endorsements, assignments or other instruments of conveyance or transfer in connection therewith; and (g) cause the certified public accountants then engaged by Credit Party to prepare and deliver to Attorney at any time and from time to time, promptly upon Attorney's request, the following reports: (1) a reconciliation of all accounts; (2) an aging of all accounts; (3) trial balances; (4) test verifications of such accounts as Attorney may request, and (5) the results of each physical verification of inventory, all as though Attorney were the absolute owner of the property of Credit Party for all purposes, and to do, at Attorney's option and Credit Party's expense, at any time or from time to time, all acts and other things that Attorney reasonably deems necessary to perfect, preserve, or realize upon the Collateral and Attorney's Liens thereon, all as fully and effectively as Credit Party might do. Credit Party hereby ratifies, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof.
                              [SIGNATURE PAGE FOLLOWS]


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     IN WITNESS WHEREOF, this Power of Attorney is executed by Credit Party, and
Credit  Party has caused its seal to be affixed pursuant to the authority of its
Board  of  Directors  on  August    ,  2006.
                                  --

                                        CROCHET & BOREL SERVICES, INC.

                                        By:
                                           ---------------------------

                                        Name:
                                             -------------------------

                                        Title:
                                              ------------------------



STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF NEW YORK  )


     On  this        day  of  August,  2006,  before  me  personally  came
               ----
,                       ,  to  me  known,  who, being duly sworn, did depose and
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say,  that  he is the                  of the corporation described in and which
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executed  the foregoing instrument; and that he signed his name thereto by order of  the  board  of  directors  of  said  corporation.


                                        -------------------------
                                        Notary Public


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